 CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Frances M. Guggino, Chief Financial Officer of CitiFunds Institutional Trust – Citi Institutional Liquid Reserves (the “Registrant”), each certify to the best of his knowledge that:

     1.           The Registrant’s periodic report on Form N-CSR for the period ended February 28, 2005 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2.           The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
CitiFunds Institutional Trust -	CitiFunds Institutional Trust -
Citi Institutional Liquid Reserves	Citi Institutional Liquid Reserves

/s/ R. Jay Gerken	/s/ Frances M. Guggino

R. Jay Gerken	Frances M. Guggino
Date: May 6, 2005	Date: May 6, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Frances M. Guggino, Chief Financial Officer of CitiFunds Institutional Trust – Citi Institutional U.S. Treasury Reserves (the “Registrant”), each certify to the best of his knowledge that:

     1.           The Registrant’s periodic report on Form N-CSR for the period ended February 28, 2005 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2.           The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
CitiFunds Institutional Trust -	CitiFunds Institutional Trust -
Citi Institutional U.S. Treasury Reserves	Citi Institutional U.S. Treasury Reserves

/s/ R. Jay Gerken	/s/ Frances M. Guggino

R. Jay Gerken	Frances M. Guggino
Date: May 6, 2005	Date: May 6, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Frances M. Guggino, Chief Financial Officer of CitiFunds Institutional Trust – Citi Institutional Tax Free Reserves (the “Registrant”), each certify to the best of his knowledge that:

     1.           The Registrant’s periodic report on Form N-CSR for the period ended February 28, 2005 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2.           The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
CitiFunds Institutional Trust -	CitiFunds Institutional Trust -
Citi Institutional Tax Free Reserves	Citi Institutional Tax Free Reserves

/s/ R. Jay Gerken	/s/ Frances M. Guggino

R. Jay Gerken	Frances M. Guggino
Date: May 6, 2005	Date: May 6, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Frances M. Guggino, Chief Financial Officer of CitiFunds Institutional Trust – Citi Institutional Cash Reserves (the “Registrant”), each certify to the best of his knowledge that:

     1.           The Registrant’s periodic report on Form N-CSR for the period ended February 28, 2005 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2.           The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
CitiFunds Institutional Trust -	CitiFunds Institutional Trust -
Citi Institutional Cash Reserves	Citi Institutional Cash Reserves

/s/ R. Jay Gerken	/s/ Frances M. Guggino

R. Jay Gerken	Frances M. Guggino
Date: May 6, 2005	Date: May 6, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Frances M. Guggino, Chief Financial Officer of CitiFunds Institutional Trust – Citi Institutional Enhanced Income Fund (the “Registrant”), each certify to the best of his knowledge that:

     1.          The Registrant’s periodic report on Form N-CSR for the period ended February 28, 2005 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2.          The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
CitiFunds Institutional Trust -	CitiFunds Institutional Trust -
Citi Institutional Enhanced Income Fund	Citi Institutional Enhanced Income Fund

/s/ R. Jay Gerken	/s/ Frances M. Guggino

R. Jay Gerken	Frances M. Guggino
Date: May 6, 2005	Date: May 6, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.